Exhibit 10.42

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

This Second Amendment (“Amendment”) to the Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Kenneth E. Wolf (“Employee”), dated effective as of February 11, 2008, as amended June, 28, 2010 (“Agreement”), is made and entered into effective as of July 1, 2013. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1. Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Nine Thousand Seven Hundred Fifty dollars ($309,750) effective as of July 1 2013.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of July 1, 2013.

EMPLOYEE

/s/ Kenneth E. Wolf
Kenneth E. Wolf

COMPANY

Natural Alternatives International, Inc., a Delaware corporation

/s/ Mark Ledoux
Mark LeDoux, Chief Executive Officer